                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 23, 2003 (July 23, 2003)



                            ARKANSAS BEST CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   0-19969                    71-0673405
-------------------------     ---------------------     ------------------------
      (State or other            (Commission                 (IRS Employer
      jurisdiction of            File Number)             Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000
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               (Address, including zip code, and telephone number,
                    including area code, of the registrant's
                          principal executive offices)

ITEM 5. OTHER EVENTS.

On July 23, 2003, Arkansas Best Corporation issued a press release announcing a quarterly cash dividend. A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated July 23, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ARKANSAS BEST CORPORATION

                                             (Registrant)

Date: July 23, 2003                          /s/ Judy R. McReynolds
      -----------------------                -------------------------------
                                             Judy R. McReynolds,
                                             Vice President - Controller

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
------           -----------
99.1             Press release of Arkansas Best Corporation dated July 23, 2003